UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2017 (February 1, 2017) ____________________________

Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware	001-36223	20-8236097
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	(Zip Code)
(Registrant's Telephone Number, Including Area Code): (215) 238-3000
N/A (Former name or former address, if changed since last report.)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Aramark Amended and Restated 2013 Stock Incentive Plan and Amended and
Restated Aramark Senior Executive Performance Bonus Plan

On February 1, 2017, Aramark (the “Company”) held its 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) at which the Company’s shareholders approved the Company’s Amended and Restated 2013 Stock Incentive Plan (the “Amended Stock Plan”), which was amended to, among other things: (i) limit the number of shares that may be granted to any non-employee director serving on our board of directors during a calendar year, (ii) modify the share recycling provisions, and (iii) make other amendments, as described in the Company’s definitive proxy statement for the 2017 Annual Meeting filed on December 22, 2016 (the “Proxy Statement”). The Amended Stock Plan had been previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval. The Amended Stock Plan became effective as of the date of such shareholder approval.

The Company’s shareholders also approved the Amended and Restated Aramark Senior Executive Performance Bonus Plan (the “Amended Performance Bonus Plan”) at the 2017 Annual Meeting. The Amended Performance Bonus Plan was amended to, among other things: (i) extend the period of time for which bonus awards may be made, (ii) increase the maximum bonus payment for any participant, and (iii) make other amendments, as described in the Proxy Statement. The Amended Performance Bonus Plan had been previously approved by the Board, subject to shareholder approval. The Amended Performance Bonus Plan became effective as of the date of such shareholder approval.

The material features of each of the Amended Stock Plan and the Amended Performance Bonus Plan and the amendments described above are described further in the Proxy Statement, which descriptions are filed herewith as Exhibit 99.1 and incorporated herein by reference. The above and incorporated descriptions of the Amended Stock Plan and the Amended Performance Bonus Plan are qualified in their entirety by reference to the Amended Stock Plan and the Amended Performance Bonus Plan, as appropriate, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its 2017 Annual Meeting on February 1, 2017, in Philadelphia, Pennsylvania. A quorum was present at the meeting. Set forth below are the final voting results with respect to each matter voted upon by the shareholders.

1.	Election of each of the following 10 director nominees to the Board to serve until the Company’s 2018 Annual Meeting and his or her respective successor has been duly elected and qualified:

Nominees for Director	For	Withheld	Broker Non-Votes
Eric J. Foss	219,825,962	5,702,353	4,114,719
Pierre-Olivier Beckers-Vieujant	220,548,237	4,980,078	4,114,719
Lisa G. Bisaccia	208,956,696	16,571,619	4,114,719
Richard Dreiling	209,203,367	16,324,948	4,114,719
Irene M. Esteves	220,655,645	4,872,670	4,114,719
Daniel J. Heinrich	225,099,596	428,719	4,114,719
Sanjeev K. Mehra	200,086,153	25,442,162	4,114,719
Patricia Morrison	225,100,840	427,475	4,114,719
John A. Quelch	220,203,670	5,324,645	4,114,719
Stephen I. Sadove	209,144,486	16,383,829	4,114,719

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 29, 2017:

For	Against	Abstentions	Broker Non-Votes
228,818,816	778,013	46,205	0

3.	Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
174,254,648	51,053,885	219,782	4,114,719

4.	Approval of the Company's Amended Stock Plan:

For	Against	Abstentions	Broker Non-Votes
167,928,133	56,998,033	602,149	4,114,719

5.	Approval of the Company's Amended Performance Bonus Plan:

For	Against	Abstentions	Broker Non-Votes
164,631,949	60,770,711	125,655	4,114,719

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Aramark Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed on December 22, 2016 (file number 001-36223)).

10.2
Amended and Restated Aramark Senior Executive Performance Bonus Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed on December 22, 2016 (file number 001-36223)).

99.1
The sections entitled “Compensation Matters - Proposal No. 4 - Vote to Approve Amended and Restated 2013 Stock Incentive Plan” and “Compensation Matters - Proposal No. 5 - Vote to Approve Amended and Restated Senior Executive Performance Bonus Plan” of the Company’s definitive proxy statement on Schedule 14A filed on December 22, 2016 (file number 001-36223), are incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Aramark
By: /s/ Stephen R. Reynolds
Name:    Stephen R. Reynolds

Title:	Executive Vice President, General Counsel
and Secretary

February 6, 2017

EXHIBIT INDEX

Exhibit Number	Description
10.1
Aramark Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed on December 22, 2016 (file number 001-36223)).

10.2
Amended and Restated Aramark Senior Executive Performance Bonus Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed on December 22, 2016 (file number 001-36223)).

99.1
The sections entitled “Compensation Matters - Proposal No. 4 - Vote to Approve Amended and Restated 2013 Stock Incentive Plan” and “Compensation Matters - Proposal No. 5 - Vote to Approve Amended and Restated Senior Executive Performance Bonus Plan” of the Company’s definitive proxy statement on Schedule 14A filed on December 22, 2016 (file number 001-36223), are incorporated herein by reference.